UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 29, 2017
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2017, Roadrunner Transportation Systems, Inc. (the “Company”) entered into a Forbearance Agreement Extension and Third Amendment to Sixth Amended and Restated Credit Agreement (the “Amendment”), with the lenders party to the credit agreement and U.S. Bank National Association as one of the lenders and as administrative agent for the lenders. The Amendment was effective as of March 31, 2017. Pursuant to the Amendment, the Company’s lenders agreed to forbear from exercising the remedies available under the Company’s senior secured credit agreement in respect of certain disclosed credit agreement events of default until the earliest to occur of (i) a breach by the Company of any of its covenants in the Amendment, (ii) any other default or event of default under the Company’s credit agreement, (iii) May 19, 2017, and (iv) certain other specified events, including a Company material adverse effect. The Amendment also amends certain credit agreement covenants and other provisions, requires certain Company reporting and information, and imposes other obligations on the Company.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.32 to this Current Report and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2017, Mr. Peter Armbruster was terminated from his positions as the Company’s principal financial officer and principal accounting officer.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2017, the Company issued a press release announcing its entry into the Amendment and that Mr. Armbruster would be leaving the Company, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.32
Forbearance Agreement and Third Amendment to Sixth Amended and Restated Credit Agreement, effective as of March 31, 2017, by and among Roadrunner Transportation Systems, Inc., the lenders party to the Credit Agreement and U.S. Bank National Association, one of the lenders and as administrative agent for the lenders

99.1	Press Release entitled “Roadrunner Transportation Systems Announces Extension to Interim Credit Facility Amendment”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: April 3, 2017	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.32
Forbearance Agreement and Third Amendment to Sixth Amended and Restated Credit Agreement, effective as of March 31, 2017, by and among Roadrunner Transportation Systems, Inc., the lenders party to the Credit Agreement and U.S. Bank National Association, one of the lenders and as administrative agent for the lenders

99.1	Press Release entitled “Roadrunner Transportation Systems Announces Extension to Interim Credit Facility Amendment”